UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2012
_______________________

Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 14, 2012, the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the “Company”) and the Compensation Committee (the “Committee”) of the Board, approved changes to the structure of its executive nonqualified retirement program.  Among these changes include the freezing of future benefit accruals under the Company’s Supplemental Executive Retirement Plan (the “SERP”) and the cessation of deferrals and company matches under the Company’s Executive Deferred Compensation Plan (the “EDCP”).  In addition, the Company adopted the new Management Savings Plan (the “MSP”), as a successor to the SERP and EDCP.  The following named executive officers, as disclosed in the Company’s definitive proxy statement for its 2012 Annual Meeting of Stockholders, are impacted by these changes:

Name	Title

William J. DeLaney	President and Chief Executive Officer

Michael W. Green	Executive Vice President and Group President

Robert C. Kreidler	Executive Vice President and Chief Financial Officer

Larry G. Pulliam	Executive Vice President and Group President

Manuel A. Fernandez, the Company’s Executive Chairman, does not participate in the SERP or EDCP, and is not anticipated to participate in the MSP, so these changes do not impact his compensation.  Along with these changes, the Committee approved grants of restricted stock units (“RSUs”), in addition to their regular, annual grants, to Messrs. DeLaney and Kreidler.

These actions are consistent with Sysco’s executive compensation philosophy, which includes the following:

•	Competitive base salaries,
•	Strong focus on performance-based incentives (annual and long-term), and
•	Competitive retirement benefits.

The SERP and EDCP amendments, the creation of the MSP and the additional RSU grants are all components of Sysco’s overall executive compensation package and a movement towards a greater focus on variable, performance-related compensation and away from fixed retirement compensation.  The change in nonqualified retirement benefits is a reduction in the value of total expected benefits for Messrs. DeLaney and Kreidler (based on their ages and service levels).  In order to ensure that their total compensation packages remain competitive and provide appropriate retention incentives, the Committee determined that the one-time additional RSU grants were appropriate.

Supplemental Executive Retirement Plan Amendments; Benefit Accrual Freeze

On November 14, 2012, the Committee amended the SERP to provide that benefit accruals for all participants will be frozen as of June 29, 2013.  The SERP was previously closed to new participants.  Subsequent to June 29, 2013, the frozen SERP benefits will continue to be payable pursuant to the terms of the SERP, as amended.

Also effective June 29, 2013, all SERP participants employed by the Company as of that date will be vested in their then accrued benefit.  However, an early retirement reduction factor has been added to apply in the case of an employee who retires before age 65 who would not have been fully vested at his retirement date under the SERP prior to the amendment. The early retirement factor mirrors the benefit reduction that would have occurred as a result of the application of the vesting formula if the participant had taken early retirement under the SERP as it existed prior to its amendment.  These changes do not alter the benefit commencement or other payment schedules for any SERP participant.  In addition, the age threshold currently applicable to the SERP death benefit will be removed, effective June 29, 2013. As a result, if an active participant dies, the participant’s beneficiary will be entitled to a monthly annuity actuarially equivalent to the greater of: (i) an annual payment equal to 25% of the participant’s three-year final average compensation for ten years certain, or (ii) the participant’s vested accrued benefit as of his date of death, reduced by an actuarial reduction factor to take into account age at death prior to normal retirement age of 65.

Executive Deferred Compensation Plan Amendments; Participation and Deferral Freeze

On November 13, 2012, the Committee also approved an amendment to the EDCP that closes the EDCP to new participants, effective December 31, 2012.  Existing EDCP accounts will continue to be maintained and distributions will be made in accordance with the terms of the EDCP and the existing deferral elections of the participants.  The fiscal year 2013 bonus deferrals, which were elected by participants in June 2012, will be the last deferrals credited to a participant’s EDCP account.  Beginning January 1, 2013, participants in the EDCP will begin participation in the MSP.  Also, effective December 31, 2012, Company matches under the EDCP, together with interest accumulated on those Company matches, will become vested.    As with the SERP amendments described above, the amendments to the EDCP do not alter the benefit commencement schedule for any EDCP participant.  Effective January 1, 2014, participants will be permitted to direct the investment of Company matches under the EDCP.  Prior to such date, Company matches will earn interest at a rate equal to Moody’s average corporate bond yield.

Management Savings Plan

In order to provide the highly compensated employees of the Company, including the named executive officers other than Mr. Fernandez, with the continued opportunity to build retirement savings on a tax-deferred basis through deferrals and Company contributions, Sysco has adopted the MSP, effective December 31, 2012. The MSP is a competitive plan for nonqualified executive retirement benefits and is designed to supplement our recently-amended 401k plan. It allows participants, including the named executive officers other than Mr. Fernandez, to defer a portion of their salary compensation and bonus. The MSP also provides for Company contributions to participants’ accounts, including company matching contributions and non-elective contributions, some of which are designed to compensate participants for a portion of the value lost as a result of the freezing of Sysco’s current plans. The MSP is a “restoration plan,” which allows for deferrals and contributions that would not be permitted under the Company’s 401(k) plan due to IRS limits. The following discussion summarizes the material terms of the MSP that are applicable to the named executive officers who participate in it.

Deferral Elections

Participants may initially elect to defer up to fifty percent (50%) of their annual salary and/or all or a portion of their annual bonus under the MSP. A deferral election, once made, is irrevocable for the applicable calendar year (for salary deferrals) or fiscal year (for bonus deferrals). Bonus deferral elections are contingent upon the participant’s bonus qualifying as “performance based compensation” under Section 409A of the Code.  The Committee retains the discretion to alter the minimum and maximum percentages of bonus that may be deferred, but such discretion must be exercised prior to the beginning of the applicable fiscal year for which such bonus may be earned.

Company Contributions

Company Match

Sysco will make a matching contribution (determined based on compensation not taken into account under the Company’s 401(k) plan), to the account of participants who elect to defer a portion of their compensation under the MSP (the “Company Match”). The Company Match under the MSP will be a maximum of fifty percent (50%) of the first five percent (5%) of a participant’s annual base salary and bonus deferred by the participant into the MSP.

Non-elective Contribution

In addition to the Company Match described above, Sysco will make an automatic Company contribution equal to three percent (3%) of the participant’s gross base salary and bonus, less the amount of a similar Company contribution into the participant’s 401(k) account, to the participant’s account in the MSP (the “Non-elective Contribution”).  The Company will make this contribution regardless of whether the participant defers any amounts under the MSP or 401(k).

Pension Transition Contribution

In addition to the contributions described above, for a period of ten years, or until a participant ceases employment with Sysco, whichever is earlier, Sysco will make an automatic Company contribution of three percent (3%) of the participant’s gross base salary and bonus, less the amount of a similar Company contribution into the participant’s 401(k) account, to the MSP account of eligible participants (the “Pension Transition Contribution”).  To be eligible to receive the Pension Transition Contribution, a participant must be accruing benefits under Sysco’s pension plan as of December 31, 2012 and be at least age fifty (50) with fifteen (15) or more years of Sysco service as of that date.  The Company will make this contribution regardless of whether the participant defers any amounts under the MSP or 401(k).  Messrs. DeLaney, Green, and Pulliam are expected to be eligible to receive these contributions.

SERP Transition Contribution

In addition to the contributions described above, Mr. Kreidler’s MSP account will be credited annually with an automatic fully vested Company contribution of ten percent (10%) of his base salary and bonus (the “SERP Transition Contribution”) for a period of ten years so long as he remains employed by Sysco.

Vesting of Deferrals and Company Contributions

Participant Deferrals

Participant deferrals, as such amounts are adjusted for associated investment earnings and losses, will be fully vested at all times.

Company Match

The Company Match, as adjusted for associated investment earnings and losses, will vest based upon a participant’s number of years of service. As of December 31, 2012, Messrs. DeLaney, Green and Pulliam will be fully vested and Mr. Kreidler will be fifty percent vested, with the remainder to vest through his fifth anniversary of service. In addition, Mr. Kreidler will become fully vested in the event of his death or disability or a defined change of control of Sysco.

Other Company Contributions

The Non-elective contribution, the Pension Transition Contribution, and the SERP Transition Contribution, as such amounts are adjusted for associated investment earnings and losses, will be fully vested at all times.

Timing and Form of Distributions

Timing of Distributions

Other than certain in-service distributions, the vested balance of a participant’s account may generally only be distributed at the earliest to occur of the following: (i) the participant’s death; (ii) the participant’s disability; (iii) the participant’s retirement; or (iv) the participant’s termination (for a reason other than death or retirement).

Form of Distribution

Except with respect to in-service distributions or distributions following a participant’s termination (for a reason other than death or retirement), the participant may elect to have his account distributed in (i) a lump sum; (ii) annual installments over a period of up to 20 years; or (iii) a combination of a lump sum and installments.  In-service distributions and distributions following a participant’s termination will be distributed in a lump sum.

Forfeiture

The MSP contains a forfeiture provision whereby participants will forfeit the balance of their accounts attributable to Company contributions, adjusted for deemed investment losses and earnings, and even if such amounts may have previously vested, in the event the Committee finds that the participant engaged in fraudulent or certain other illegal acts while employed by the Company, or impermissibly competes with the Company after termination. Participants also have an obligation to repay any amounts previously distributed to them under the MSP attributable to Company contributions if the Committee finds they engaged in such acts.

Restricted Stock Unit Grants

The Committee awarded Mr. DeLaney an RSU grant pertaining to 63,855 shares and awarded Mr. Kreidler an RSU grant pertaining to 41,036 shares.  These awards are in addition to their regular, annual grants, and vest ratably over a five year period, rather than the standard three-year vesting period, in order to reinforce retention of these executives.

Anticipated Financial Statement Impact

Sysco does not anticipate that the actions described above will have a material adverse impact on its quarterly or annual statements of operations, financial position or cash flows.  Sysco’s belief in this regard represents Sysco’s current expectation and is a forward looking statement within the meaning of the Private Securities Litigation Reform Act of 1995.  As such, it is subject to risks and uncertainties, and Sysco’s expectation in this regard could change based on further review of applicable accounting principles, consultation with outside auditors, possible changes in accounting principles and guidance, and changes in Sysco’s anticipated financial performance.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2012 Annual Meeting of Stockholders of Sysco Corporation held on November 14, 2012, Sysco’s stockholders re-elected each of the Company’s directors that had been nominated to serve until the Company’s 2013 Annual Meeting of Stockholders.  Jonathan Golden was re-elected with 86.16% of the votes cast, Joseph A. Hafner, Jr. was re-elected with 98.39% of the votes cast, and Nancy S. Newcomb was re-elected with 98.40% of the votes cast.  The stockholders also approved, by advisory vote, the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2012 proxy statement, and ratified the appointment of Ernst & Young LLP as Sysco’s independent accountants for fiscal 2013.  The stockholder vote on executive compensation was approved by 91.53% of the votes cast and the appointment of the independent accountants for fiscal 2013 was approved by 98.44% of the votes cast.  With respect to each item, the number of votes cast includes all "for" and "against" votes.  Abstentions and broker non-votes are disregarded with respect to each item.

The final results of the voting on each matter of business at the 2012 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Jonathan Golden	367,752,510	59,061,351	2,394,815	95,155,321
Joseph A. Hafner, Jr.	420,082,429	6,857,709	2,268,538	95,155,321
Nancy S. Newcomb	420,130,155	6,816,296	2,262,225	95,155,321

Approval, by advisory vote, of the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2012 proxy statement

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
374,605,080	34,680,546	19,923,050	95,155,321

Ratification of the appointment of Ernst & Young LLP as Sysco’s independent accountants for fiscal 2013

Votes For	Votes Against	Abstain	Broker Non-Votes
512,981,561	8,134,987	3,247,449	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 19, 2012	By:	/s/ Russell T. Libby
Russell T. Libby
Senior Vice President, General Counsel and
Corporate Secretary